                                                                   Exhibit 99.02

                   [DEL GLOBAL TECHNOLOGIES CORP. LETTERHEAD]

                          SEVERANCE BENEFITS AGREEMENT

                                                                   May 23, 2005

Mark A. Koch
54 Beekman Avenue
Croton-On-Hudson, NY 10520

Dear Mr. Koch:

     The Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders to offer to you certain  severance benefits in accordance with the terms and conditions of this severance  benefits agreement (the "Agreement").

                                   ARTICLE I
                                   DEFINITIONS

     1.1  DEFINITIONS

     Whenever used in this Agreement, the following capitalized terms shall have the meanings set forth in this Section,  certain other  capitalized  terms being defined elsewhere in this Agreement:

          (a)  "Affiliate"  shall have the  meaning  given such term in Rule 405 promulgated under the Securities Act of 1933, as amended.

          (b)  "Board of Directors" means the Board of Directors of the Company.

          (c)  "Cause" means the  termination of your  employment as a result of
(i) your  indictment  for or  conviction  of, or your entering of a plea of NOLO
CONTENDERE  with  respect  to,  having  committed  a felony,  (ii) your abuse of controlled  substances  or  alcohol,  (iii)  your  acts of  dishonesty  or moral turpitude that are  detrimental to one or more of the Companies,  (iv) your acts or omissions  that you knew were likely to damage the business of one or more of the  Companies,  (v) your willful and  repeated  failure to perform any material duties, whether under any employment agreement to which you are a party with the
Company or otherwise, or your gross negligence in the performance of such duties or (vi) your failure to obey the  reasonable  and lawful  orders and policies of the Board of Directors of the Company that are consistent with the provisions of such  employment  agreement  or  otherwise  (provided  that,  in the  case of an indictment described in clause (i) above, and in the case of clause (ii), (iii),
(iv) or (v)  above,  you shall have  received  written  notice of such  proposed termination and a reasonable opportunity to discuss the matter with the Board of
Directors,  followed  by your  receipt  of  written  notice  that  the  Board of
Directors adheres to its position following the provision of such opportunity.

          (d)  "Company"  means  Del  Global  Technologies  Corp.,  a  New  York corporation, and any successor or assignee as provided in Article V.

          (e)  "Companies"   means  the  Company  and  any  present  and  future
Subsidiaries of the Company.

          (f)  "Disability"   means  a  physical   or  mental   infirmity   that
substantially  impairs your ability to perform your material duties for a period of 180 or  more  days,  whether  or  not  consecutive,  during  a  period  of 12 consecutive  months  and,  as a result  of which you have not  returned  to your full-time regular employment prior to termination.

          (g)  "Exchange  Act" means the  Securities  Exchange  Act of 1934,  as amended.

          (h)  "Good Reason" means:

               (i)   Without your express written consent, you are placed in any position of substantially  lesser stature than your position with the Company as of the date of this Agreement; or

               (ii)  Your transfer or proposed  transfer for any extended period to a location that is more than forty (40) miles from the Company's  location at which you  perform  services  for the  Company as of the date of this  Agreement without your express consent; or

               (iii) Your  base  annual  salary,  as the same may  hereafter  be increased from time to time, is reduced.

          (i)  "Person" shall have the meaning  ascribed to such term in Section
3 of the Exchange Act and the rules and regulations promulgated thereunder.

          (j)  "Severance  Payment" means the payment of severance  compensation as provided in Article II.

          (k)  "Subsidiary" means any corporation or other Person, a majority of the  voting  power,  equity  securities  or  equity  interest  of which is owned directly or indirectly by the Company.

                                   ARTICLE II
                               SEVERANCE PAYMENTS

     2.1  RIGHT TO SEVERANCE PAYMENT

     You shall be entitled to receive a  Severance  Payment  from the Company in the amount  provided in Section  2.2 if, (a) your  employment  is  involuntarily terminated by the Company other than for Cause, Disability or your death, or (b)
you voluntarily  terminate your employment for Good Reason;  provided,  that you cooperate  with the Company  with  respect to an orderly  transition  of Company matters,  including,  without  limitation,  with  respect to  Company  financial statements.

     2.2  AMOUNT OF SEVERANCE PAYMENT

          (a)  If  you  become  entitled  to  a  Severance  Payment  under  this
Agreement,  you shall receive a payment equal to the sum of the amounts provided below:

               (i)   The Company shall pay you your full base salary through the date of the  termination  of your  employment at the rate in effect  immediately prior to the time your employment is terminated; and

               (ii)  In  lieu  of  any  further  payments  to  you  for  periods subsequent to the date you become entitled to a Severance Payment as provided in
Section 2.1, the Company shall pay as severance to you a severance  payment (the
"Severance  Payment")  equal to one (1) times your  annual base salary in effect immediately prior to such date.

     2.3  NO DUTY OF MITIGATION

     The Company  acknowledges  that it would be very  difficult  and  generally impracticable  to  determine  your  ability  to, or the extent to which you may, mitigate any damages or injuries you may incur by reason of  termination of your employment.  The  Company  has taken  this into  account in  entering  into this
Agreement and,  accordingly,  the Company acknowledges and agrees that you shall have no duty to  mitigate  any such  damages  and that you shall be  entitled to receive  your entire  Severance  Payment  regardless  of any income that you may receive from other sources  following the date you become  entitled to receive a
Severance Payment.

     2.4  TIME OF SEVERANCE PAYMENT

     The Severance  Payment shall be conditioned  upon the execution of a mutual release  of claims by you and the  Company  and,  subject to the  provisions  of
Section 2.7 hereof,  the  Severance  Payment to which you are entitled  shall be paid to you,  in cash and in full,  as soon as  practicable  after  the date you become  entitled to receive a Severance  Payment,  but in no event more than ten
(10) days after the date you become entitled to receive a Severance Payment.

     2.5  HEALTH INSURANCE COVERAGE

     If you are entitled to receive a Severance  Payment  under Section 2.1, you will also be  entitled to receive  health  insurance  coverage  for you and your dependents under the same plan or plans under which you were covered immediately prior to the  termination of your  employment or  substantially  similar plan(s)
established by the Company or any of its  Subsidiaries  thereafter.  Such health insurance coverage shall be paid for by the Company to the same extent as if you were  still  employed  by the  Company,  and you will be  required  to make such payments  as you would be  required  to make if you were still  employed  by the
Company. This coverage will continue for a period of one year following the date you become entitled to receive a Severance Payment.

     2.6  WITHHOLDING OF TAXES

     The Company may withhold from any amounts  payable under this Agreement all federal, state, city or other taxes required by applicable law to be withheld by the Company.

     2.7  SETOFF AND RECOUPMENT

     The  Company's  obligation  to make a Severance  Payment to you pursuant to this Agreement and otherwise to perform its obligations  hereunder is subject to a right of setoff and  recoupment  in respect of any and all amounts or payments due to the Company from you.

     2.8  BENEFITS UNDER OTHER PLANS

     The benefits that you may be entitled to receive pursuant to Section 2.5 of this  Agreement are not intended to be  duplicative  of any similar  benefits to which you may be entitled from the Company or any of its Subsidiaries  under any other severance plan, agreement,  policy or program maintained by the Company or any of its  Subsidiaries.  Accordingly,  the  benefits to which you are entitled under Section 2.5 shall be reduced to take account of any other similar benefits to which you are entitled from the Company or any of its Subsidiaries; provided, however,  that if the amount of  benefits to which you are  entitled  under such other severance plan, agreement,  policy or program is greater than the benefits to which you are  entitled  under  Section  2.5 of this  Agreement,  you will be entitled to receive the full  amount of the  benefits to which you are  entitled under such other plan, agreement, policy or program.

                                  ARTICLE III
                     OTHER RIGHTS AND BENEFITS NOT AFFECTED

     3.1  OTHER BENEFITS

          (a)  This  Agreement  does not provide a pension for you nor shall any payment hereunder be characterized as deferred compensation. Except as set forth in Section 2.8 and Section 3.1(b),  neither the provisions of this Agreement nor the Severance  Payment provided for hereunder shall reduce any amounts otherwise payable, or in any way diminish your rights as an employee, whether existing now or hereafter,  under any benefit,  incentive,  retirement,  stock option,  stock bonus  or stock  purchase  plan or any  employment  agreement  or other  plan or arrangement not related to severance.

          (b)  The  Severance  Payment  that  you  may be  entitled  to  receive pursuant to this  Agreement  is not  intended to be  duplicative  of any similar benefits  to  which  you  may  be  entitled  from  the  Company  or  any  of its
Subsidiaries  under any  employment  or other  agreement  with any such company.
Accordingly,  the Severance Payment to which you may become entitled pursuant to this Agreement  shall be reduced on a  dollar-for-dollar  basis by the amount of any other  severance  payments to which you become entitled upon the termination of your employment by the Company.

     3.2  EMPLOYMENT STATUS

     This  Agreement  does not  constitute a contract of employment or impose on you any obligation to remain in the employ of the Company, nor does it impose on the  Company or any of its  Subsidiaries  any  obligation  to retain you in your present or any other position,  or to change the status of your employment as an employee at will. Nothing in this Agreement shall in any way require the Company or any of its  Subsidiaries to provide you with any severance  benefits prior to termination  of your  employment,  nor shall this Agreement ever be construed in any way as  establishing  any policies or  requirements of the Company or any of its Subsidiaries  for the termination of your employment,  nor shall anything in this  Agreement  in any  way  affect  the  right  of the  Company  or any of its

Subsidiaries  in its absolute  discretion  to change one or more benefit  plans, including but not limited to pension  plans,  dental  plans,  health care plans, savings plans, bonus plans, vacation pay plans, disability plans, and the like.

                                   ARTICLE IV
                                 CONFIDENTIALITY

     You hereby covenant, agree and acknowledge as follows:

     4.1  You  have  and  will  have  access  to  and  will  participate  in the development of or be acquainted with confidential or proprietary information and trade secrets  related to the business of the Company and any present and future subsidiaries or affiliates of the Company  (collectively  with the Company,  the
"Companies"),  including but not limited to (i) customer lists;  related records and compilations of information;  the identity, lists or descriptions of any new customers, referral sources or organizations; financial statements; cost reports or other  financial  information;  contract  proposals  or bidding  information;
business plans; training and operations methods and manuals;  personnel records;
software programs;  reports and correspondence;  and management systems policies or procedures,  including related forms and manuals; (ii) information pertaining to future  developments  such as future marketing or acquisition plans or ideas, and potential new business and (iii) all other tangible and intangible  property that are used in the  business  and  operations  of the  Companies  but not made public.  The  information  and trade  secrets  relating  to the  business of the
Companies described  hereinabove in this Section 4.1, whether acquired while you were employed on an "at will" basis or pursuant to an employment agreement,  are hereinafter referred to collectively as the "Confidential Information," provided that the term  Confidential  Information  shall not include any  information (x)
that is or  becomes  generally  publicly  available  (other  than as a result of violation  of this  Agreement  by you or the  violation  of an agreement of like
tenor  by  any  other   person  or  entity)  or  (y)  that  you   receive  on  a
nonconfidential  basis  from  a  source  (other  than  the  Companies  or  their representatives)  that is not  known  by you to be  bound  by an  obligation  of secrecy or confidentiality to any of the Companies.

     4.2  You  shall  not  disclose,  use or make  known  for your or  another's benefit any Confidential Information or use such Confidential Information in any way,  except as is in the best interests of the Companies in the  performance of your  duties  as an  employee  of the  Company.  You may  disclose  Confidential
Information  when  required  by a third  party and  applicable  law or  judicial process,  but only after  providing (i)  immediate  notice to the Company at any third  party's  request for such  information,  which notice shall  include your intent with respect to such request,  and (ii)  sufficient  opportunity  for the
Company  to  challenge  or limit  the scope of the  disclosure  on behalf of the
Companies, you or both.

     4.3  Upon  termination of your  employment with the Company for any reason, you shall  forthwith  return to the  Company  all  Confidential  Information  in whatever form  maintained  (including,  without  limitation,  computer discs and other electronic media).

     4.4  The  foregoing  provisions  of  this  Article  IV  shall  survive  the expiration  or  termination  of this  Agreement  and shall be binding  upon your heirs, successors and legal representatives.

                                   ARTICLE V
                              SUCCESSOR TO COMPANY

     The Company  shall  require any  successor or assignee,  whether  direct or
indirect,  by  purchase,   merger,   consolidation  or  otherwise,   to  all  or
substantially  all  the  business  or  assets  of  the  Company,  expressly  and unconditionally  to assume and agree to perform the Company's  obligations under this Agreement, in the same manner and to the same extent that the Company would be required to perform if no such  succession or assignment had taken place.  In such event, the term "Company," as used in this Agreement,  shall mean (from and after,  but not before,  the  occurrence  of such event) any such  successor  or assignee.

                                   ARTICLE VI
                                  MISCELLANEOUS

     6.1  BINDING EFFECT

     This Agreement  shall be binding upon and shall inure to the benefit of the
Company,  its successors  and assigns,  and you and shall be enforceable by them and your legal personal representatives.

     6.2  NOTICES

     All notices that are required or may be given pursuant to the terms of this
Agreement  shall be in writing and shall be  sufficient in all respects if given in writing and (i) delivered personally,  (ii) mailed by certified or registered mail,  return  receipt  requested  and  postage  prepaid,  or  (iii)  sent via a nationally  recognized  overnight  courier,  to the parties at their  respective addresses set forth above, or to such other address or addresses as either party shall have  designated  in writing to the other  party  hereto.  The date of the giving of such notices  delivered  personally or by carrier shall be the date of their delivery and the date of giving of such notices by certified or registered mail shall be the date five days after the posting of the mail.

     6.3  LAW GOVERNING

     This  Agreement  shall be governed by and construed in accordance  with the laws of the State of New York,  except  that body of law  relating  to choice of laws.

     6.4  SEVERABILITY

     If any provision of this  Agreement  shall be held illegal or invalid,  the illegality or invalidity  shall not affect the remaining parts of this Agreement and this Agreement  shall be construed and enforced as if the illegal or invalid provision had not been included.

     6.5  WAIVER

     Failure to insist upon strict  compliance with any of the terms,  covenants or  conditions  hereof  shall not be deemed a waiver of such term,  covenant  or condition,  nor  shall  any  waiver  or  relinquishment  of any  right  or power hereunder at any one or more times be deemed a waiver or  relinquishment of such right or power at any other time or times.

     6.6  ENTIRE AGREEMENT; MODIFICATION

     This Agreement constitutes the entire agreement of the parties with respect to the subject  matter  hereof and  supersedes  all prior  agreements,  oral and written,  between the parties  hereto with respect to the subject  matter hereof including,  but not limited to, that certain Change in Control Agreement,  dated
February 10, 2003,  between you and the Company.  This Agreement may be modified or amended only by an instrument in writing signed by both parties hereto.

     6.7  ASSIGNABILITY

          (a)  Neither this Agreement nor any right or interest  hereunder shall be assignable by you or your beneficiaries or legal representatives  without the
Company's prior written consent; provided, however, that nothing in this Section
6.7 shall  preclude you from  designating a  beneficiary  to receive any benefit payable hereunder upon your death or incapacity.

          (b)  Except as  required by law,  no right to receive  payments  under this Agreement shall be subject to anticipation,  commutation, alienation, sale, assignment,  encumbrance,  charge,  pledge,  or  hypothecation  or to exclusion, attachment,  levy or similar  process or to  assignment by operation of law, and any attempt, voluntary or involuntary,  to effect any such action shall be null, void and of no effect.

     6.8  TERM

     Except as  otherwise  specified in this  Agreement,  this  Agreement  shall expire and be of no further force and effect on December 31, 2006.

     6.9  COUNTERPARTS

     This Agreement may be executed in two or more  counterparts,  each of which shall be deemed an original,  but all of which together shall constitute one and the same instrument.

     If this  Agreement is acceptable  to you,  please sign the enclosed copy of this Agreement in the space provided below and return it to me.

                                   Sincerely,

                                   DEL GLOBAL TECHNOLOGIES CORP.

                                   By: /s/ Walter F. Schneider
                                      -----------------------------------------
                                        Name:  Walter F. Schneider
                                        Title: Chief Executive Officer and
                                               President

ACCEPTED AND AGREED TO:

/s/ Mark A. Koch
---------------------------
Mark A. Koch